Exhibit 99.2

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
Vitality Home Infusion Services, Inc.:

We have audited the accompanying balance sheets of Vitality Home Infusion Services, Inc. (a New York corporation) as of December 31, 2001 and 2000, and the related statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vitality Home Infusion Services, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

                                                      ARTHUR ANDERSEN LLP



Roseland, New Jersey
March 28, 2002

                      VITALITY HOME INFUSION SERVICES, INC.
                              BALANCE SHEETS AS OF
                           DECEMBER 31, 2001 AND 2000





                                         ASSETS                                                 2001             2000
                                         ------                                                 ----             ----

CURRENT ASSETS:
    Cash and cash equivalents                                                            $    4,080,650   $    2,355,415
    Marketable securities                                                                       107,199        1,784,288
    Accounts receivable, less allowance for doubtful accounts of $2,628,021 and
       $2,261,990 in 2001 and 2000, respectively                                              5,204,879        7,313,693
    Inventory                                                                                 4,533,888        3,226,135
    Prepaid expenses and other current assets                                                    97,597          108,942
                                                                                             ----------       ----------
                 Total current assets                                                        14,024,213       14,788,473

PROPERTY AND EQUIPMENT, net                                                                      79,843           55,683

OTHER ASSETS                                                                                      3,424            2,672
                                                                                             ----------       ----------
                 Total assets                                                            $   14,107,480   $   14,846,828
                                                                                             ==========       ==========

                         LIABILITIES AND STOCKHOLDERS' EQUITY
                         ------------------------------------

CURRENT LIABILITIES:
    Accounts payable                                                                     $    5,323,307   $    3,268,461
    Accrued expenses                                                                          1,267,664        1,033,950
    Capital lease obligations                                                                     6,924                -
                                                                                             ----------       ----------
                 Total current liabilities                                                    6,597,895        4,302,411

CAPITAL LEASE OBLIGATIONS, net of current portion                                                10,592                -
                                                                                             ----------       ----------
                 Total liabilities                                                            6,608,487        4,302,411
                                                                                             ----------       ----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
    Common stock, no par value, 200 shares authorized, 100 shares issued and
       outstanding                                                                                2,000            2,000

    Retained earnings                                                                         7,486,205       11,152,598
    Accumulated other comprehensive income (loss)                                                10,788         (610,181)
                 Total stockholders' equity                                                   7,498,993       10,544,417
                                                                                             ----------       ----------
                 Total liabilities and stockholders' equity                              $   14,107,480   $   14,846,828
                                                                                             ==========       ==========



The accompanying notes to financial statements are an integral part of these balance sheets.




                      VITALITY HOME INFUSION SERVICES, INC.
                              STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999





                                                                              2001              2000               1999
                                                                              ----              ----               ----

REVENUE                                                                 $     74,770,575   $    64,295,242   $    54,329,896

COST OF REVENUE                                                               63,396,319        46,814,594        43,411,372
                                                                              ----------        ----------        ----------
                 Gross profit                                                 11,374,256        17,480,648        10,918,524

OPERATING EXPENSES                                                             7,078,584         7,115,082         3,722,201
                                                                              ----------        ----------        ----------
                 Income from operations                                        4,295,672        10,365,566         7,196,323
OTHER (EXPENSE) INCOME                                                        (1,561,760)            3,858           161,749
                                                                              ----------        ----------        ----------
                 Income before provision for income taxes                      2,733,912        10,369,424         7,358,072

PROVISION FOR INCOME TAXES                                                        56,516            92,328            82,651
                                                                              ----------        ----------        ----------
                 Net income                                             $      2,677,396   $    10,277,096   $     7,275,421
                                                                              ==========        ==========        ==========


The accompanying notes to financial statements are an integral part of these statements.





                      VITALITY HOME INFUSION SERVICES, INC.
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                                                       Accumulated
                                                                                         Other            Total
                                                      Common Stock        Retained    Comprehensive    Stockholders'  Comprehensive
                                                  Shares       Amounts    Earnings        Equity          Equity      Income (Loss)
                                                  ------      -------    --------        ------          ------       ------------

BALANCE, December 31, 1998                          100     $   2,000  $ 4,333,694   $         -     $  4,335,694

    Distributions paid to stockholders                -             -   (3,913,170)            -       (3,913,170)   $            -
    Unrealized gain on marketable securities          -             -            -        68,755           68,755            68,755
    Net income                                        -             -    7,275,421             -        7,275,421         7,275,421
                                                   -----    ---------  -----------   -----------     ------------    ---------------
     Comprehensive income                                                                                            $    7,344,176
                                                                                                                     ===============

BALANCE, December 31, 1999                          100         2,000    7,695,945        68,755       7,766,700

    Distributions paid to stockholders                -             -   (6,820,443)            -      (6,820,443)    $            -
    Unrealized loss on marketable securities          -             -            -      (678,936)       (678,936)          (678,936)
    Net income                                        -             -   10,277,096             -      10,277,096         10,277,096
                                                   -----    ---------  -----------   -----------     ------------    ---------------
    Comprehensive income                                                                                             $    9,598,160
                                                                                                                     ===============

BALANCE, December 31, 2000                          100         2,000   11,152,598      (610,181)      10,544,417

    Distributions paid to stockholders                -             -   (6,343,789)            -       (6,343,789)   $            -
    Realized loss and unrecognized gain
       on sale of marketable securities               -             -            -       620,969          620,969           620,969
    Net income                                        -             -    2,677,396             -        2,677,396         2,677,396
                                                   -----    ---------  -----------   -----------     ------------    ---------------
    Comprehensive income                                                                                             $    3,298,365
                                                                                                                     ===============

BALANCE, December 31, 2001                          100     $   2,000  $ 7,486,205   $    10,788     $  7,498,993
                                                   =====    =========  ===========   ===========     ============

The accompanying notes to financial statements are an integral part of these statements.





                                         VITALITY HOME INFUSION SERVICES, INC.

                                               STATEMENTS OF CASH FLOWS
                                 FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999





                                                                                2001             2000            1999
                                                                                ----             ----            ----

CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                           $    2,677,396   $   10,277,096   $    7,275,421
    Adjustments to reconcile net income to net cash provided by operating activities-
          Depreciation and amortization                                          17,692           14,112           16,271
          Realized loss (gain) on sale of marketable securities               1,526,467         (128,757)         (37,324)
          Provision for bad debts                                             3,970,989        4,665,923        1,960,291
          Changes in assets and liabilities-
              Increase in accounts receivable                                (1,862,175)      (5,914,312)      (5,394,315)
              Increase in inventory                                          (1,307,753)        (909,445)        (734,651)
              (Increase) decrease in prepaid expenses                            11,345          (62,339)          30,565
              (Increase) decrease in other assets                                  (752)           4,816           (7,488)
              Increase (decrease) in accounts payable                         2,054,846       (1,517,554)       2,149,863
              Increase in accrued expenses                                      233,714          922,864           18,151
                                                                            -----------       -----------     -------------
                 Net cash provided by operating activities                    7,321,769        7,352,404        5,276,784
                                                                            -----------       -----------     -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of property and equipment                                         (20,873)         (34,011)         (33,975)
    Marketable securities                                                       771,591       (1,419,171)        (418,329)
                                                                            -----------       -----------     -------------
                 Net cash provided by (used in) financing activities            750,718       (1,453,182)        (452,304)
                                                                            -----------       -----------     -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayments of capital lease obligations                                      (3,463)               -                -
    Distributions paid to stockholders                                       (6,343,789)      (6,820,443)      (3,913,170)
                                                                            -----------       -----------     -------------
                 Net cash used in financing activities                       (6,347,252)      (6,820,443)      (3,913,170)
                                                                            -----------       -----------     -------------
                 Net increase (decrease) in cash                              1,725,235         (921,221)         911,310

CASH AND CASH EQUIVALENTS, beginning of year                                  2,355,415        3,276,636        2,365,326
                                                                            -----------       -----------     -------------

CASH AND CASH EQUIVALENTS, end of year                                   $    4,080,650   $    2,355,415   $    3,276,636
                                                                            ===========       ===========     =============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
       Cash paid for-
          Income taxes                                                   $      118,800   $       82,400   $       33,100
                                                                            ===========       ===========     =============

SUPPLEMENTAL DISCLOSURE OF NONCASH ACTIVITIES:
       Fixed assets acquired under capital leases                        $       20,979   $            -   $            -
                                                                            ===========       ===========     =============




The accompanying notes to financial statements are an integral part of these statements.

1.   THE COMPANY AND SUMMARY OF
     SIGNIFICANT ACCOUNTING POLICIES

The Company

Vitality Home Infusion Services, Inc. ("Vitality") is a New York based provider of specialty pharmaceutical services. Vitality distributes specialty pharmaceutical services, on a national basis, to chronically ill and genetically impaired patients, particularly focusing on oncology, infectious disease, immunology and rheumatory disease.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and investments purchased with original maturities of three months or less. Cash equivalents are carried at cost, and consist principally of commercial paper.

Marketable Securities

In accordance with Financial Accounting Standards Board Statement No. 115, Vitality determines the classification of securities as held-to-maturity or available-for-sale at the time of purchase, and reevaluates such designation at each balance sheet date. Securities are classified as held-to-maturity when Vitality has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at cost, adjusted for amortization of premiums and discounts to maturity. Marketable securities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale securities are carried at fair value, with unrealized gains and losses reported as a separate component of stockholders' equity. The cost of securities sold is based on the specific identification method.

Allowance for Doubtful Accounts

Vitality provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables as well as historical collection information. In determining the amount of the allowance, management is required to make certain estimates and assumptions regarding the timing and amount of collection.

Inventory

Inventory is stated at the lower of cost or market. The cost of inventory is determined using the first in, first-out (FIFO) method.

Property and Equipment

Property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the respective assets, which range from 5 to 7 years. Leasehold improvements are amortized using the straight-line method over the related lease term or the estimated useful life of the assets, whichever is less.

Long-Lived Assets

Vitality reviews the recoverability of its long-lived assets when events or changes in circumstances arise in order to identify business conditions which may indicate a possible impairment. Vitality believes that there have been no such events or changes in circumstances.

Revenue Recognition

Revenue is recognized upon the shipment of products or provision of services when persuasive evidence of an arrangement exists according to contractual agreements, delivery has occurred or services have been rendered, the price is fixed or determinable and collectibility is reasonably assured.

Fair Value of Financial Instruments

Vitality's financial instruments consist mainly of cash and cash equivalents, marketable securities, accounts receivable and accounts payable. The carrying amounts of these financial instruments approximate fair value due to their short-term nature.

Income Taxes

Vitality has elected to be treated as an "S" corporation for Federal income tax purposes. As an "S" corporation the stockholders of Vitality are liable for Federal income taxes on Vitality's taxable income, as it passes through to the stockholders' individual income tax returns. Therefore, no provision for Federal income taxes has been included in these financial statements. During 2001, 2000 and 1999, Vitality has provided for state income taxes at statutory rates. Deferred state income taxes for differences in timing in reporting income for financial statement and tax purposes are not significant. Vitality's "S" corporation status terminated on February 1, 2002.

Subsequent to December 31, 2001, Vitality distributed $2,057,955 to its former stockholders.

Recent Accounting Pronouncements

In June 2001, the Financial Accounting Standards Board issued Statements of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations," and No. 142, "Goodwill and Other Intangible Assets," which establishes accounting and reporting standards governing business combinations, goodwill and intangible assets. SFAS No. 141 requires all business combinations initiated after June 30, 2001, to be accounted for using the purchase method. SFAS No. 142 states that goodwill is no longer subject to amortization over its estimated useful life. Rather, goodwill will be subject to at least an annual assessment for impairment by applying a fair-value based test. Under the new rules, an acquired intangible asset should be separately recognized and amortized over its useful life (unless an indefinite life) if the benefit of the intangible asset is obtained through contractual or other legal rights, or if the intangible asset can be sold, transferred, licensed, rented or exchanged regardless of the acquirer's intent to do so. Vitality adopted these standards on January 1, 2002. Vitality does not expect that the adoption of these standards will have any effect on Vitality's results of operations, financial position or cash flows.

In August 2001, the Financial Accounting Standards Board issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 addresses financial accounting and reporting obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. SFAS No. 143 is effective for fiscal years beginning after June 14, 2002. Vitality does not expect that the adoption of SFAS No. 143, which will be effective for Vitality as of January 1, 2003, will have any effect on Vitality's results of operations, financial position or cash flows.

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", which is effective for fiscal years beginning after December 15, 2001, and addresses financial accounting and reporting for the impairment or disposal of long-lived assets. This statement supersedes SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions," for the disposal of a segment of a business. Vitality plans to adopt the standard during 2002, and does not expect that the adoption of SFAS No. 144 will have any effect on its results of operations, financial position or cash flows.

Concentrations

During the years ended December 31, 2001 and 2000, revenue from members of one insurance carrier represented 9.6% and 47.5% of total revenue, respectively. Accounts receivable from these members as of December 31, 2001 and 2000, was $617,156 and $4,135,929, respectively.

During the year ended December 31, 2001, revenue from one distributor represented 29% of total revenue. Accounts receivable from this customer as of December 31, 2001 was $24,416. Generally, reserves derived from distributors provide a lower profit margin to Vitality than revenues derived from members of insurance carriers.

2. MARKETABLE SECURITIES

The cost and estimated fair value of the marketable securities are as follows:

                                                                                   Gross
                                                                                 Unrealized
                                                                     Cost        Gain (Loss)      Fair Value
                                                                     ----        -----------      ----------
     Available-for-sale equity securities as of:
     December 31, 2000                                       $     2,394,469   $    (610,181)  $   1,784,288
                                                             ===============   ==============  ==============
     December 31, 2001                                       $        96,311   $      10,788   $     107,199
                                                             ===============   ==============  ==============

During the years ended December 31, 2001, 2000 and 1999, net realized gains (losses) on marketable securities were ($1,526,467), $128,757 and $37,324, respectively, and is included in other income (expense) in the statements of income.

3. PROPERTIES AND EQUIPMENT

As of December 31, 2001 and 2000, property and equipment consisted of the following:

                                                     2001            2000
                                                     ----            ----

Furniture and fixtures                             $ 16,128        $ 16,128
Computers and equipment                              88,757          67,884
Vehicles                                             55,626          34,647
Leasehold improvements                               14,148          14,148
                                                   --------        --------
                                                    174,659         132,807
Less- Accumulated depreciation                       94,816          77,124
                                                   --------        --------
                                                   $ 79,843        $ 55,683
                                                   ========        ========

4. RELATED PARTY TRANSACTIONS

Vitality leases office space from an entity owned by the former stockholders of Vitality. Vitality was not required to pay rent related to this space during 2001, 2000 and 1999. Vitality pays all real estate taxes, repairs, maintenance and other expenses related to the building. During the years ended December 31, 2001, 2000 and 1999, these expenses totaled $93,305, $78,480 and $108,630, respectively.

5. EMPLOYEE BENEFIT PLAN

Vitality provides for a qualified profit-sharing plan to all eligible employees. During 2001, 2000 and 1999, Vitality charged $154,365, $109,907 and $72,874, respectively, to operations for profit sharing expenses. Vitality elected to terminate the profit-sharing plan as of January 31, 2002.

6. COMMITMENTS AND CONTINGENCIES

On November 2, 2000, a customer requested a refund amounting to approximately $700,000 for claims processed from February 2, 2000 through July 18, 2000 relating to overpayments for claim quantities in excess of contractual terms. The customer contends that it should not have been billed for the excess claim quantities.

The outcome of this matter is uncertain and cannot be predicted at this time. In 2000 Vitality provided a reserve for the full refund requested by this customer as a reduction of revenue. As of December 31, 2001 and 2000, the entire liability is outstanding and accrued in the financial statements.

Various lawsuits and other claims may occur in the normal course of business. Management is not aware of any additional pending lawsuits or other claims and is of the opinion that such lawsuits and claims, if any, will not have a material effect on the accompanying financial statements.

7. SUBSEQUENT EVENT

On January 9, 2002, the stockholders of Vitality executed an agreement to sell all of the common stock of Vitality to MIM Corporation. The agreement provides for consideration of $45,000,000, of which $35,000,000 was paid in cash and $10,000,000 of MIM Corporation common stock. The acquisition was consummated on January 31, 2002.